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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2001

                            T-3 ENERGY SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
       DELAWARE                                 0-19580                              76-0697390
  (STATE OF INCORPORATION)                (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NUMBER)
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                       13111 NORTHWEST FREEWAY, SUITE 500
                              HOUSTON, TEXAS 77040
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 996-4110
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

         On December 17, 2001, Industrial Holdings, Inc. ("IHI") closed an Agreement and Plan of Merger dated May 7, 2001, among IHI, T-3 Energy Services, Inc., a Houston-based oil-field services company ("T-3"), and First Reserve Fund VIII, Limited Partnership, a Delaware limited partnership (the "Fund"). Under the merger agreement, T-3 was merged into IHI, with IHI surviving the merger and being renamed "T-3 Energy Services, Inc." Immediately following the merger, the surviving combined company was reincorporated in Delaware ("T-3 Delaware") and in connection therewith implemented a one-for-ten reverse stock split. The combined company common shares began trading on the Nasdaq National Market on December 18, 2001 under the new symbol TTES.

         In the transactions, nine former T-3 stockholders were issued common shares of T-3 Delaware representing approximately 79% of the outstanding common shares, plus warrants to purchase an aggregate of 3.2% of the outstanding T-3 Delaware common shares assuming exercise of these warrants. Former T-3 stockholders own approximately 80% and the Fund owns approximately 77% of the outstanding T-3 Delaware common shares as of the merger closing, assuming exercise of the merger warrants and other convertible securities held by the former T-3 stockholders that are exercisable within 60 days after the merger. In connection with the merger, the Fund converted an aggregate of approximately $25.3 million of T-3 indebtedness into an aggregate of 1,953,244 of T-3 Delaware common shares (after giving effect to the reverse split) and invested $46.8 million in cash for an aggregate of 3,656,342 shares of T-3 Delaware common shares (after giving effect to the reverse stock split). The Fund received an additional approximately 1,689,526 T-3 Delaware common shares for its existing T-3 common shares prior to the debt conversion and $46.8 million equity investment.

         In the merger, two of IHI's former directors, Robert E. Cone and Donald
P. Carlin, continued as members of the Board of Directors of T-3 Delaware, with the remaining six members being designated by former T-3. The T-3 designees include: Michael L. Stansberry, Ben A. Guill, Thomas R. Denison, James M. Tidwell, Steven W. Krablin and Joseph R. Edwards. In addition, effective December 19, 2001, the T-3 Board was expanded to nine members and Joel V. Staff was elected as a Class I director to fill the vacancy created. T-3's former management team has assumed the management responsibilities of T-3 Delaware including, Michael L. Stansberry as President and Chief Executive Officer and Michael T. Mino as Vice President, Chief Financial Officer, Treasurer and Secretary.

         There are no arrangements known to T-3 Delaware, including any pledge by any person of T-3 Delaware securities, the operation of which may result at a later date in a change in control of T-3 Delaware.

         Additional information concerning the merger is contained in Item 2 below.

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

         In the merger, each T-3 common share was converted into 90.846 combined company common shares and warrants to purchase 3.904 shares of combined company common stock, at an exercise price of $1.28 per share (on a pre-reverse split basis). The combined company was then immediately reincorporated in Delaware under the name "T-3 Energy Services, Inc." and the one-for-ten reverse stock split was implemented. The reverse stock split was effected to satisfy the $5.00 minimum bid price required for the listing of the T-3 Delaware common shares on the Nasdaq National Market.

         As part of the merger, T-3 Delaware adopted a new certificate of incorporation and bylaws, copies of which are filed as exhibits to this Current Report on Form 8-K.

         T-3 was treated as the accounting acquiror for financial reporting purposes. Accordingly, T-3's historical financial statements survive for GAAP and SEC reporting purposes.

         The T-3 Delaware common shares and warrants issued in the merger were not registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws in reliance on exemptions from the securities registration provisions of the Act and state securities laws. T-3 Delaware has granted registration rights to the former T-3 stockholders with respect to shares of T-3 Delaware common stock issued in the merger and related reincorporation, shares underlying the merger warrants, and any registrable common shares acquired by them in the future, and granted similar replacement registration rights with respect to certain security holders with existing registration rights.

         A copy of the press release announcing the closing of the merger is filed as an exhibit to this Current Report on Form 8-K.

         IHI's Definitive Proxy Statement on Schedule 14A dated and filed by IHI with the Securities and Exchange Commission on November 9, 2001, sets forth detailed information regarding, among other things, the merger, the reincorporation, IHI, T-3, the date and manner of the merger transaction, a description of the assets involved, the nature and amount of consideration paid by T-3, the method used for determining the amount of such consideration, the nature of any material relationships among the parties, the nature of the business of IHI and T-3, and the intended use of the assets acquired in the merger.

         Additional information concerning the merger is contained in Item 1 above.

         In connection with the merger, IHI disposed of its Engineered Products Group, Beaird Industries, Inc., and GHX, Incorporated. The following is a description of each of the dispositions:

         - On October 16, 2001, IHI disposed of substantially all of the assets of Rex Machinery Movers, Inc., OF Acquisition, L.P. and Philform, Inc. to SMSG, LLC, a Michigan limited liability company, and SMSP, LLC, a Michigan limited liability company. The assets sold were used in the rivet manufacturing and rivet-setting machinery

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                  businesses. The consideration for the assets consisted of
                  $12,250,000 in cash, plus the assumption of certain ordinary course liabilities of the businesses acquired.

         - On October 26, 2001, IHI disposed of substantially all of the assets of American Rivet Company, Inc. to ARC Acquisition Corp., an Illinois corporation. American Rivet Company, Inc. manufactured and distributed solid, semi-tubular and tubular rivets, externally-threaded fasteners and other cold-headed special parts. The purchase price for the assets consisted of $4,653,154 in cash and the assumption of certain ordinary course liabilities of the business required.

         - Effective as of closing of the merger with T-3, IHI sold all of the outstanding capital stock of GHX, Incorporated to GHX Acquisition Corp. GHX, Incorporated distributes gaskets, hoses and other flow control products. The consideration for the sale consisted of $3,459,000 in cash and a subordinated note in the amount of $1,500,000. Stockholders of the buyer include Ben E. Andrews and Daniel D. Ahuero, who were the prior owners of GHX, Incorporated prior to the acquisition of the company by IHI in March 1998. Since March 1998, Mr. Ahuero has been the president of GHX, Incorporated, and Mr. Andrews has served in a management capacity at IHI.

         - Effective as of closing of the merger with T-3, IHI disposed of substantially all of the assets of Landreth Metal Forming, Inc. to Landreth Fastener Corporation, a Texas corporation. The business sold manufactures solid, semi-tubular and shoulder rivets, externally threaded-fasteners and other cold-headed special parts. Ownership of the buyer includes Thomas C. Landreth, who sold the business to IHI in 1992. Since that time, Mr. Landreth has been involved in the operation of the business in a management capacity. The consideration for the transaction consisted of $2,250,000, $1,181,750 of which was paid in cash and the remainder was payable pursuant to subordinated promissory notes issued to IHI.

         - Effective as of closing of the merger with T-3,, IHI disposed of all of the outstanding capital stock of Beaird Industries, Inc. to a limited liability company formed by Robert E. Cone and Donald P. Carlin. Beaird manufactures and distributes wind towers, heat panels, pressure vessels, gas turbine casings, heat exchangers and other large machine weldments. Mr. Cone was the chief executive officer and a director of IHI, and Mr. Carlin was a director of IHI. Each of Mr. Cone and Mr. Carlin will serve as a director of T-3 Delaware. The consideration for the disposition of the stock consisted of $10,000,000, $6,000,000 of which consisted of the assumption of indebtedness, and $4,000,000 consisted of a subordinated promissory note issued to IHI.

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ITEM 5.     OTHER EVENTS.

         Under Rule 12g-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shares of common stock of T-3 Energy Services, Inc., the resulting Delaware combined company, as successor interest to IHI, will be deemed registered for purposes of Section 12(g) of the Exchange Act.

         In connection with the merger, T-3 Delaware refinanced its existing credit facility by closing on December 18, 2001 a $58 million senior credit facility with Wells Fargo Bank, National Association, and General Electric Capital Corporation, as arrangers and agents for the banks, and a $12 million subordinated secured loan agreement with Wells Energy Capital, Inc., as agent for the lenders. From the equity investment and credit facilities, the combined company paid or refinanced approximately $88 million of indebtedness. A copy of each of the credit facilities is filed as an exhibit to this Current Report on Form 8-K.

         Effective December 19, 2001, the T-3 Delaware board of directors was expanded to nine members, and Joel V. Staff was elected as a Class I director to fill the vacancy created. Mr. Staff was also elected as chairman of the board. Mr. Staff currently serves as chief executive officer and chairman of the board of National Oilwell, Inc., based in Houston Texas.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) Financial Statements of Businesses Acquired:

                        (i) The consolidated balance sheets of T-3 and
            subsidiaries at September 30, 2001 (unaudited) and December 31, 2000, and the consolidated statements of operations and cash flows for the nine month periods ended September 30, 2001 and 2000 (unaudited) and the year ended December 31, 2000, and the consolidated statements of stockholders' equity for the nine month period ended September 30, 2001 (unaudited) and the year ended December 31, 2000.

                        (ii) The consolidated balance sheet of Cor-Val, Inc.,
            and subsidiary, a predecessor of T-3 and subsidiaries, at March 31, 1999, and the consolidated statements of operations, cash flows and stockholders' equity for the eleven month period ended February 29, 2000 and the year ended March 31, 1999.

                        (iii) The balance sheets of Preferred Industries, Inc.,
            a predecessor of T-3 and subsidiaries, at December 31, 1999 and 1998, and the statements of operations, cash flows and stockholders' equity for the four month period ended April 30, 2000 and the years ended December 31, 1999 and 1998.

            (b) Pro Forma Financial Information:
                Unaudited pro forma combined financial statements of T-3 and subsidiaries at September 30, 2001 and for the year ended December 31, 2000 and the nine months ended September 30, 2001.

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            (c) Exhibits.

                EXHIBIT NO.               EXHIBIT
                -----------               -------

                  2.1 Agreement and Plan of Merger dated May 7, 2001, as amended, among Industrial Holdings, Inc., T-3 Energy Services, Inc. and First Reserve Fund VIII, Limited Partnership (incorporated by referenced to Annex I to the Definitive Proxy Statement on Schedule 14A of T-3 dated November 9, 2001).

                  2.2 Plan and Agreement of Merger dated December 17, 2001, between T-3 Energy Services, Inc. and T-3 Combination Corp.

                  3.1      Certificate of Incorporation of T-3 Energy Services,
                           Inc.

                  3.2      Bylaws of T-3 Energy Services, Inc.

                  10.1 Registration Rights Agreement dated December 17, 2001, among Industrial Holdings, Inc. and the Stockholders thereto.

                  10.2 Credit Agreement dated December 18, 2001, among T-3 Energy Services, Inc. and Wells Fargo Bank, National Association, as Agent for the Banks.

                  10.3 Loan Agreement dated December 18, 2001, among T-3 Energy Services, Inc. and Wells Energy Capital, Inc., as agent for the Lenders.

                  10.4 Asset Purchase Agreement dated October 26, 2001 among IHI, American Rivet Company, Inc. and ARC Acquisition Corp.

                  10.5 Stock Purchase Agreement dated November 14, 2001 between IHI and GHX Acquisition Corp.

                  10.6 Asset Purchase Agreement dated November 6, 2001 among IHI, Landreth Metal Forming, Inc. and Landreth Fastener Corporation.

                  10.7 Stock Purchase Agreement dated November 15, 2001, among IHI, Donald Carlin and Robert E. Cone with respect to disposition of Beaird Industries, Inc.

                  10.8 Asset Purchase Agreement dated October 16, 2001 among IHI, Rex Machinery Movers, Inc., OF Acquisition, L.P., Orbitform Acquisition, L.P., Philform, Inc., SMSG, L.L.C. and SMSP, L.L.C.

                  23.1 Consent of Arthur Andersen LLP with respect to the audited financial statements of T-3 Energy Services, Inc. and Subsidiaries.

                  23.2 Consent of Arthur Andersen LLP with respect to the audited financial statements of Cor-Val, Inc., and Subsidiary.

                  23.3 Consent of Arthur Andersen LLP with respect to the audited financial statements of Preferred Industries, Inc.

                  99.1     Press Release dated December 17, 2001.

                  99.2 Financial statements of T-3 Energy Services, Inc., and Subsidiaries.



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                  99.3     Financial statements of Cor-Val, Inc. and Subsidiary.

                  99.4     Financial statements of Preferred Industries, Inc.

                  99.5 Unaudited Pro forma combined financial statements of T-3 Energy Services, Inc. and Subsidiaries.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED this 28th day of December, 2001


                                            T-3 ENERGY SERVICES, INC.

                                            By:   /S/ MICHAEL T. MINO
                                                  -----------------------------
                                                      Michael T. Mino
                                                      Vice-President and
                                                      Chief Financial Officer

                                       7
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                                INDEX TO EXHIBITS


                       EXHIBIT NO.             EXHIBIT
                       -----------             -------

                           2.2 Plan and Agreement of Merger dated December 17, 2001, between T-3 Energy Services, Inc. and T-3 Combination Corp.

                           3.1 Certificate of Incorporation of T-3 Energy Services, Inc.

                           3.2      Bylaws of T-3 Energy Services, Inc.

                           10.1 Registration Rights Agreement dated December 17, 2001, among Industrial Holdings, Inc. and the Stockholders thereto.

                           10.2 Credit Agreement dated December 18, 2001, among T-3 Energy Services, Inc. and Wells Fargo Bank, National Association, as Agent for the Banks.

                           10.3 Loan Agreement dated December 18, 2001, among T-3 Energy Services, Inc. and Wells Energy Capital, Inc., as agent for the Lenders.

                           10.4 Asset Purchase Agreement dated October 26, 2001 among IHI, American Rivet Company, Inc. and ARC Acquisition Corp.

                           10.5 Stock Purchase Agreement dated November 14, 2001 between IHI and GHX Acquisition Corp.

                           10.6 Asset Purchase Agreement dated November 6, 2001 among IHI, Landreth Metal Forming, Inc. and Landreth Fastener Corporation.

                           10.7 Stock Purchase Agreement dated November 15, 2001, among IHI, Donald Carlin and Robert E. Cone with respect to disposition of Beaird Industries, Inc.

                           10.8 Asset Purchase Agreement dated October 16, 2001 among IHI, Rex Machinery Movers, Inc., OF Acquisition, L.P., Orbitform Acquisition, L.P., Philform, Inc., SMSG, L.L.C. and SMSP, L.L.C.

                           23.1 Consent of Arthur Andersen LLP with respect to the audited financial statements of T-3 Energy Services, Inc., and Subsidiaries.

                           23.2 Consent of Arthur Andersen LLP with respect to the audited financial statements of Cor-Val, Inc., and Subsidiary.

                           23.3 Consent of Arthur Andersen LLP with respect to the audited financial statements of Preferred Industries, Inc.

                           99.1     Press Release dated December 17, 2001.

                           99.2 Financial statements of T-3 Energy Services, Inc., and Subsidiaries.

                           99.3 Financial statements of Cor-Val, Inc. and Subsidiary.

                           99.4     Financial statements of Preferred
                                    Industries, Inc.

                           99.5 Unaudited Pro forma combined financial statements of T-3 Energy Services, Inc. and Subsidiaries.